UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 21, 2009
RPM INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14187	02-0642224

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 777, 2628 Pearl Road, Medina, Ohio	44258

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (330) 273-5090
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.
     On April 21, 2009, the Board of Directors of RPM International Inc. (the “Company”) declared a dividend distribution of one right (a “Right”) for each outstanding share of Common Stock, par value $0.01 per share (the “Common Stock”), of the Company. The distribution will be payable on May 11, 2009 (the “Record Date”) to the stockholders of record as of the close of business on the Record Date. Each Right entitles the registered holder to purchase from the Company one-tenth of a share of Common Stock at a price of $70.00 per whole share, subject to adjustment (the “Purchase Price”).
     The description and terms of the Rights are set forth in a Rights Agreement dated as of April 21, 2009 (the “Rights Agreement”), between the Company and National City Bank, as Rights Agent (the “Rights Agent”). The Rights Agreement and the Rights thereunder replace the Company’s previous stockholder rights agreement and the rights thereunder which will expire by their terms on May 11, 2009.
     The following summary of the principal terms of the Rights Agreement is a general description only and is qualified in its entirety by reference to the detailed terms and conditions of the Rights Agreement. A copy of the Rights Agreement is attached to this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference. Unless the context otherwise requires, the capitalized terms used herein shall have the meanings ascribed to them in the Rights Agreement.
     Pursuant to the Rights Agreement, until the earliest to occur of (i) the close of business on the tenth business day following a public announcement that a person or group of affiliated or associated persons has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding Common Stock (an “Acquiring Person”), or (ii) the close of business on the tenth business day (or such later date as may be specified by the Directors) following the commencement of a tender offer or exchange offer by a person or group of affiliated or associated persons, the consummation of which would result in beneficial ownership by such person or group of 15% or more of the outstanding Common Stock (the earliest of such dates being hereinafter called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificates.
     For purposes of the Rights Agreement, a person or group of affiliated or associated persons is deemed to be the beneficial owner of shares of Common Stock that such person or group of affiliated or associated persons, among other things, (i) has the right to acquire, directly or indirectly, pursuant to any agreement, arrangement or understanding, (ii) has or shares the right to vote or dispose of, including pursuant to any agreement, arrangement or understanding, (iii) has an agreement with any other person with respect to acquiring, holding, voting or disposing of shares of Common Stock, or (iv) has a “Synthetic Long Position,” which includes forms of derivative ownership of shares of Common Stock.
     The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the shares of Common Stock. Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights) or, in the case of shares of Common Stock issued upon conversion of the Company’s convertible securities, until the tenth day after the Distribution Date, new Common Stock certificates issued after the Record Date upon transfer or new issuance of shares of Common Stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock in respect of which Rights have been issued will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (the “Right Certificates”) will be mailed to holders of record of the shares of Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.
     The Rights are not exercisable until the Distribution Date. The Rights will expire on May 11, 2019 (the “Final Expiration Date”), unless earlier redeemed or exchanged by the Company as described below.
     The Purchase Price payable, and the number of shares of Common Stock or other property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Common Stock; (ii) upon the grant to holders of the Common Stock of certain rights, options or warrants to subscribe for shares of Common Stock or convertible securities at less than the current market price of the shares of Common Stock; or (iii) upon the distribution to holders of shares of Common Stock of evidences of indebtedness, cash (excluding regular periodic cash dividends at a rate not in excess of 125% of the rate of the last cash dividend theretofore paid), assets, stock (other than dividends payable in Common Stock) or of subscription rights, options or warrants (other than those referred to above).
     In the event (a “Flip-in Event”), that any person or group or affiliate or associated persons becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights that are or were owned beneficially by the Acquiring Person (which, from and after the date of the earliest of any such event, will be void), will thereafter have the right to receive, upon exercise thereof at the then current Purchase Price, that number of shares of Common Stock having a market value of two times the Purchase Price.
     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares will be issued (other than fractions which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof, a payment in cash will be made based on the market price of the Common Stock on the last trading day prior to the date of exercise.
     In the event (a “Flip-over Event”) that, following the first date of public announcement that a person has become an Acquiring Person, (i) the Company merges with or into any person and the Company is not the surviving corporation, (ii) any person merges with or into the Company and the Company is the surviving corporation, but its shares of Common Stock are changed or exchanged, or (iii) 50% or more of the Company’s assets or earning power, including without limitation securities creating obligations of the Company, are sold, proper provision shall be made so that each holder of a Right, other than Rights that are or were beneficially owned by the Acquiring Person after the date upon which the Acquiring Person became such (which will thereafter be void), shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price of the Right, that number of shares of Common Stock (or, under certain circumstances, an economically equivalent security or securities) of such other person which at the time of such transaction would have a market value of two times the Purchase Price of the Right.
     At any time after the Distribution Date, the Directors of the Company may exchange the Rights (other than any Rights which have become void), in whole or in part, at an exchange ratio of one share of Common Stock (or a lesser ratio as determined by the Board of Directors if the Company does not have sufficient authorized and unreserved shares of Common Stock) per Right (subject to adjustment).
     The Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”), at any time prior to the close of business on the Distribution Date. Immediately upon the effective date of action of the Directors electing to redeem the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price. The Company will give notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear on the registry books of the Rights Agent.
     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.
     The Rights Agreement may be amended by the Company without the approval of any holders of Rights, including amendments which add other events requiring adjustment to the Purchase Price payable and the number of shares of Common Stock or other securities issuable upon the exercise of the Rights or which modify procedures relating to the redemption of the Rights, provided that no amendment may be made which (i) changes the stated Redemption Price, (ii) reduces the number of shares of Common Stock for which a Right is then exercisable, or (iii) modifies a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable.
Item 5.03. Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On April 21, 2009, the Board of Directors approved and adopted amendments to Article III, Sections 1, 2, 12 and 13, of the Company’s Amended and Restated By-Laws (the “By-Laws”) to add advance notice procedures for stockholders to propose business or nominations for election of Directors to be considered at annual or special meetings of the Company (the “Amendments”). The Amendments became effective on April 21, 2009.
     Advance Notice of Nominations and Stockholder Proposals
     The Amendments expand Article III, Section 1 of the By-Laws to require stockholders to comply with an advance notice provision in order to nominate persons for election to the Board of Directors or propose other business to be considered by the stockholders at an annual meeting. Stockholders must provide notice of such nominations or other business no earlier than 120 days, nor later than 90 days, prior to the anniversary date of the prior year’s annual meeting (unless the annual meeting date is more than 30 days before or 60 days after the prior year’s annual meeting date, in which case the Amendments provide for alternative notice deadlines).
     The stockholder’s notice must set forth certain information about the stockholder, including:

•	the name and address of the stockholder on whose behalf the nomination or proposal is being made,

•	the number of shares of the Company’s Common Stock owned by such stockholder,

•	any “Derivative Instrument” owned by the stockholder (e.g., options, warrants, and other convertible securities),

•	any arrangement or agreement pursuant to which the stockholder has a right to vote shares of the Company’s Common Stock,

•	any short interest in any security of the Company held by the stockholder, and

•	other information concerning interests the stockholder may have in shares of the Company’s Common Stock, as well as any other information about the stockholder that might be required to be disclosed in a proxy statement.
     If the notice relates to business to be brought before an annual meeting other than nomination of directors, the notice must set forth information relating to that business, including (a) a brief description of the business, the reasons for conducting such business at the meeting, and any material interest the stockholder may have in the business to be conducted and (b) a description of any arrangement or agreement the stockholder may have with any other party in connection with such business.
     If the notice relates to the nominees for election to the Board of Directors, the notice must provide (a) all information relating to the nominee that would be required to be disclosed in a proxy statement in connection with election of directors in a contested election and (b) a description of any compensatory arrangements during the past three years between the stockholder and the nominee. The stockholder must also complete and submit a written questionnaire (which questionnaire will be provided to the stockholder following a request to the Company’s Secretary) with respect to the background and qualifications of the stockholder’s nominee(s). Further, the stockholder must submit a written agreement and representation that each nominee:
•	has not and will not enter into any agreement (that has not been disclosed to the Company) with any party as to how the nominee, if elected, will vote on any issue,

•	has not and will not enter into any agreement (that has not been disclosed to the Company) with any party with regard to compensation for the nominee’s service as Director, and

•	would be in compliance, if elected, with the Company’s corporate governance, conflict of interest, confidentiality, stock ownership and trading policies and guidelines.

These new requirements are contained in Article III, Section 12 of the By-Laws.
     Provisions Relating to Special Meetings
     The Amendments also expand Article III, Section 2 to extend similar advance notice requirements to proposals made in connection with special meetings of stockholders. The Amendments also set forth the procedures whereby a stockholder may demand a special meeting, including procedures for (a) fixing a record date for determining the stockholders entitled to demand the special meeting, (b) submitting a demand for the special meeting, (c) calling a special meeting of stockholders and (d) updating information previously provided by the stockholder demanding the special meeting.
     The foregoing summary is qualified in its entirety by reference to the full text of the By-Laws. A copy of the By-Laws is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description

3.1	Amended and Restated By-Laws of RPM International Inc.

4.1	Rights Agreement, dated April 21, 2009, by and between the Company and National City Bank, as Rights Agent.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPM INTERNATIONAL INC.
Date April 27, 2009	/s/ Edward W. Moore
Edward W. Moore
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description
3.1	Amended and Restated By-Laws of RPM International Inc.

4.1	Rights Agreement, dated April 21, 2009, by and between the Company and National City Bank, as Rights Agent.